UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            Bylaw Amendments

On November 17, 2021, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of First United Corporation (the “Corporation”), the Board amended and restated the Corporation’s Bylaws (the “Bylaws”) as follows:

•	To remove the requirement that the annual meeting of shareholders be held in April.

•	To provide for “proxy access”, or a process pursuant to which shareholders who satisfy certain requirements may include their own director candidates for election in the Corporation’s annual meeting proxy materials, together with candidates nominated by the Board. The new bylaw is set forth in Section 14 of Article II of the Bylaws and was discussed in the section of the Corporation’s definitive proxy statement for the 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 19, 2021, entitled “Non-Binding Advisory Vote on Proxy Access (Proposal 4), which discussion is incorporated herein by reference.

•	To delete as obsolete Section 6 of Article IV of the Bylaws, relating to the exemption from the Maryland Control Share Acquisition Act of certain securities that were issued to the United States Department of the Treasury in 2009 and that have since been repurchased.

•	To provide that the Bylaws may be amended by the Corporation’s shareholders at a meeting thereof by the affirmative vote of at least two-thirds of all votes entitled to be cast at such meeting. The Bylaws previously provided that only the Board had the power to amend the Bylaws.

Item 8.01.	Other Events.

On November 17, 2021, the Corporation issued a press release to announce that the Board declared a cash dividend of $.15 per share that will be payable on February 1, 2022 to holders of record of the Corporation’s common stock as of January 14, 2022. A copy of the Corporation’s press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

3.1	First United Corporation Bylaws, as amended and restated on November 17, 2021 (filed herewith)
99.1	Press release dated November 17, 2021 (filed herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: November 19, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO